QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    June 13, 2002

TOROTEL, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-8125	44-0610086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13402 South 71 Highway, Grandview, Missouri		64030
(Address of principal executive of offices)		(Zip Code)
Registrant's telephone number, including area code (816) 761-6314
N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

        Enclosed are the following financial statements as required:

  1.
  Electronika, Inc.'s unaudited balance sheet as of March 31, 2002, and the related unaudited statements of operations and cash flows for the three months ended March 31, 2002 and 2001.

  2.
  Torotel, Inc. and Subsidiaries' unaudited pro forma consolidated financial statements.

  3.
  Electronika, Inc.'s audited balance sheet as of December 31, 2001, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the year ended December 31, 2001.

1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOROTEL, INC.
Date: June 13, 2002	By:	/s/ H. JAMES SERRONE H. James Serrone Vice President of Finance and Chief Financial Officer

2

ELECTRONIKA, INC.

Unaudited Financial Statements

Three Months Ended March 31, 2002 and 2001

ELECTRONIKA, INC.
INDEX

Balance Sheet	Page 1
Statements of Operations	Page 2
Statements of Cash Flows	Page 3
Notes to Financial Statements	Page 4

ELECTRONIKA, INC.
BALANCE SHEET
March 31, 2002
(Unaudited)

ASSETS
Current assets:
Cash (Note 2)	$115,000
Accounts receivable, net (Note 2)	151,000

266,000
Due from affiliates (Note 2)	152,000

$418,000

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable (Note 2)	$144,000

144,000
Due to affiliates (Note 2)	2,000
Due to P. B. Caloyeras (Note 2)	27,000
Due to stockholders (Note 2)	307,000
Commitments (Notes 2 and 3)	—
Stockholders' deficit (Note 2):
Common stock, $100 par value; 20,000 shares authorized, 1,000 shares issued and outstanding	100,000
Accumulated deficit	(162,000)

(62,000)

$418,000

The accompanying notes are an integral part of this statement.

1

ELECTRONIKA, INC.
STATEMENTS OF OPERATIONS
Three Months Ended March 31,
(Unaudited)

	2002	2001
Net sales	$330,000	$251,000
Cost of sales	132,000	101,000

Gross profit	198,000	150,000
Operating expenses	28,000	2,000

Earnings from continuing operations before provision for income taxes	170,000	148,000
Provision for income taxes (Note 4)	—	—

Earnings from continuing operations	170,000	148,000
Loss from discontinued operations (Note 5)	—	90,000

Net earnings	$170,000	$58,000

The accompanying notes are an integral part of these statements.

2

ELECTRONIKA, INC.
STATEMENTS OF CASH FLOWS
Three Months Ended March 31,
(Unaudited)

	2002	2001
Cash flows from operating activities:
Net earnings	$170,000	$58,000
Increase (decrease) in cash flows from operations resulting from changes in:
Accounts receivable	(16,000)	63,000
Accounts payable	(32,000)	49,000

Net cash provided by operating activities	122,000	170,000

Cash flows from investing activities:
Due from affiliates	125,000	(129,000)

Net cash provided by (used in) investing activities	125,000	(129,000)

Cash flows from financing activities:
Due to affiliates	(132,000)	6,000
Due to Peter Caloyeras	—	(43,000)

Net cash used by financing activities	(132,000)	(37,000)

Net increase in cash	115,000	4,000
Cash, beginning of period	—	—

Cash, end of period	$115,000	$4,000

The accompanying notes are an integral part of these statements.

3

ELECTRONIKA, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1—Basis of Presentation

        The accompanying unaudited financial statements reflect the normal recurring adjustments which are, in the opinion of management, necessary to present fairly the financial position of Electronika, Inc. (Electronika) at March 31, 2002, and the results of operations for the three months ended March 31, 2002.

        The financial statements contained herein should be read in conjunction with the financial statements and related notes for the year ended December 31, 2001, which are included as exhibits in this report on Form 8-K/A.

Note 2—Acquisition

        On April 2, 2002, Electronika, with the unanimous consent of the Board of Directors, approved an Agreement and Plan of Reorganization with Torotel, Inc. (Torotel) whereby, effective April 1, 2002, Torotel acquired 100 percent of the common stock of Electronika. Under the terms of the Agreement, a newly formed wholly-owned subsidiary of Torotel was merged into Electronika, and all of the pre-merger outstanding shares of Electronika's common stock were retired for consideration of 2.3 million shares of Torotel common stock having a value of $1.00 per share. In conjunction with the Agreement, none of the pre-merger assets or liabilities of Electronika were included in this transaction.

Note 3—Commitments

        Electronika has no title to the ballast products sold to its customers. Pursuant to a Manufacturing Agreement with Magnetika West, Inc. (Magnetika), Magnetika will manufacture, test, package and deliver the finished ballast products to Electronika's customers. Electronika has agreed to pay Magnetika 40 percent of the net sales price of Electronika's ballast products, exclusive of taxes, duties, discounts, packing and shipping costs. The Agreement has an initial term of 3 years and will continue from year to year thereafter unless either party terminates the Agreement by giving the other party six months' written notice. For the three months ended March 31, 2002 and 2001, the liability incurred to Magnetika under the Agreement was $132,000 and $101,000, respectively.

Note 4—Income Taxes

        Any income tax liability resulting from Electronika's pre-merger operations or the acquisition remains the responsibility of Electronika's stockholders.

Note 5—Discontinued Operations

        During the year ended December 31, 2001, Electronika terminated its non-ballast operations, which included the manufacturing and sales of non-ballast products. Accordingly, the loss from non-ballast operations has been reported separately as discontinued operations in the accompanying financial statements.

4

TOROTEL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

        On April 2, 2002, an Agreement and Plan of Reorganization was signed between Torotel, Inc. (Torotel) and Electronika, Inc. (Electronika), a privately held design, marketing and licensing company selling ballast transformers to the airline industry. The terms of the merger include Torotel's acquisition of 100 percent of the common stock of Electronika through a negotiated merger of Electronika into a newly formed subsidiary. Torotel exchanged 2,300,000 unregistered shares of its common stock for all of the pre-merger outstanding shares of Electronika.

        The accompanying unaudited consolidated pro forma balance sheet and statements of operations reflect the combined financial position and operations of Torotel and Electronika.

        The pro forma consolidated balance sheet as of January 31, 2002, assumes the acquisition of Electronika occurred on that date. The pro forma consolidated statements of operations assume the acquisition was completed on May 1, 2000. In preparing the pro forma information, no adjustments have been made to operations for the impact of certain anticipated operational and administrative efficiencies.

        The pro forma consolidated financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the periods indicated or which may result in the future. In future statements, Electronika will be consolidated only from April 1, 2002.

TOROTEL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
As of January 31, 2002
(Unaudited, in 000s)

	Torotel	Electronika	Pro Forma Adjust	Consolidated Pro Forma
ASSETS
Current assets:
Cash (Note 1)	$513	$30	$(30)	$513
Accounts receivable, net (Note 1)	419	194	(194)	419
Current maturity of note receivable	158	—	—	158
Inventories	214	—	—	214
Prepaid expenses	26	—	—	26

	1,330	224	(224)	1,330
Property, plant and equipment, net (Note 2)	304	—	—	304
Note receivable	41	—	—	41
Other assets (Note 2)	11	—	(7)	4
Goodwill and intangibles (Note 3)	—	—	2,307	2,307

	$1,686	$224	$2,076	$3,986

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt	$143	$—	$—	$143
Trade accounts payable	678	—	—	678
Accrued liabilities	202	—	—	202

	1,023	—	—	1,023
Long-term debt, less current mat. (Note 1)	429	334	(334)	429
Intercompany payable (Note 1)	—	38	(38)	—
Stockholders' equity:
Common stock, at par value (Note 4)	29	—	23	52
Capital in excess of par value (Note 4)	10,085	—	2,277	12,362
Accumulated deficit	(9,675)	(148)	148	(9,675)

	439	(148)	2,448	2,739
Less treasury stock, at cost	205	—	—	205

	234	(148)	2,448	2,534

	$1,686	$224	$2,076	$3,986

The accompanying notes are an integral part of this statement.

TOROTEL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Nine Months Ended January 31, 2002
(Unaudited, in 000s except per share data)

	Torotel	Electronika	Pro Forma Adjust	Consolidated Pro Forma
Net sales	$2,879	$1,147	$—	$4,026
Cost of goods sold	1,666	459	—	2,125

Gross profit	1,213	688	—	1,901
Operating expenses (Note 5)	752	473	(449)	776

Earnings from operations	461	215	449	1,125
Other expense (income):
Interest expense	(38)	—	—	(38)
Interest income	16	—	—	16

	(22)	—	—	(22)

Earnings before provision for income taxes	439	215	449	1,103
Provision for income taxes	—	—	—	—

Earnings before extraordinary item	439	215	449	1,103
Extraordinary item:
Gain on settlements of debt, less applicable taxes of $3	466	—	—	466

Net earnings	$905	$215	$449	$1,569

Basic earnings per share:
Earnings before extraordinary item	$.16			$.22
Extraordinary item	.16			.09

	$.32			$.31

Diluted earnings per share:
Earnings before extraordinary item	$.16			$.22
Extraordinary item	.16			.09

	$.32			$.31

Weighted average shares outstanding	2,811			5,111
Incremental shares	2			2

The accompanying notes are an integral part of this statement.

2

TOROTEL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Fiscal Year Ended April 30, 2001
(Unaudited, in 000s except per share data)

	Torotel		Electronika	Pro Forma Adjust	Consolidated Pro Forma
Net sales		$3,480	$582	$—		$4,062
Cost of goods sold		2,158	233	—		2,391

Gross profit		1,322	349	—		1,671
Operating expenses (Note 6)		940	83	(53)		970

Earnings from operations		382	266	53		701
Other expense (income):
Interest expense		105	—	—		105
Interest income		(39)	—	—		(39)
Other, net		(1)	—	—		(1)

		65	—	—		65

Earnings before provision for income taxes		317	266	53		636
Provision for income taxes		—	—	—		—

Net earnings		$317	$266	$53		$636

Basic earnings per share	$	..11			$	..12

Diluted earnings per share	$	..11			$	..12

Weighted average shares outstanding		2,811				5,111
Incremental shares		—				—

The accompanying notes are an integral part of this statement.

3

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.
Adjustment for assets and liabilities not part of the transaction.

2.
Adjustment to eliminate the costs incurred for the acquisition (accounting, legal, consulting, etc.).

3.
Since no assets or liabilities were part of the transaction, adjustment to record the entire acquisition cost of $2,307,000 as goodwill and intangibles.

4.
Adjustment for the issuance of 2,300,000 shares of Torotel common stock, $.01 par value, in exchange for all outstanding Electronika shares. The fair market value of Torotel's stock was determined to be $1.00 per share, which was based on the closing market price on the Over the Counter Bulletin Board five days before and after the date the terms of the acquisition were announced. The adjustment of $23,000 to common stock represents the par value of the shares issued. The adjustment of $2,277,000 to capital in excess of par value represents the fair market value in excess of par.

5.
Adjustment of $449,000 for the nine months ended January 31, 2002, to decrease general and administrative expenses. This amount includes salaries/distributions paid to Electronika's stockholders of $472,000, which will not be incurred on an ongoing basis. This decrease was partially offset by a management fee of $23,000 that will be paid to Magnetika West, Inc. pursuant to a Manufacturing Agreement.

6.
Adjustment of $53,000 for the year ended April 30, 2001, to decrease general and administrative expenses. This amount includes salaries/distributions paid to Electronika's stockholders of $83,000, which will not be incurred on an ongoing basis. This decrease was partially offset by a management fee of $30,000 that will be paid to Magnetika West, Inc. pursuant to a Manufacturing Agreement.

4

FINANCIAL STATEMENTS
ELECTRONIKA, INC.
DECEMBER 31, 2001

ELECTRONIKA, INC.
INDEX

Auditors' report	Page 3
Balance sheet	Page 4
Statement of income	Page 5
Statement of changes in stockholders' equity (deficit)	Page 6
Statement of cash flows	Page 7
Notes to financial statements	Page 8-10

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Electronika, Inc.
Gardena, California

        We have audited the accompanying balance sheet of Electronika, Inc as of December 31, 2001, and the related statements of income, changes in stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Electronika, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Piazza, Donnelly & Marlette

April 4, 2002
Torrance, California

ELECTRONIKA, INC.
BALANCE SHEET
DECEMBER 31, 2001

ASSETS
CURRENT ASSETS
Accounts receivable, net of allowance for doubtful accounts of $37,531	$135,070
Intercompany receivable—Torwico	96,700
Intercompany receivable—Magnetika East	28,000
Intercompany receivable—SIGMA	151,900

Total current assets	411,670

Total assets	$411,670

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Outstanding checks payable	$8,310
Intercompany payable—EEW	132,200
Intercompany payable—Magnetika, Inc.	167,586
Intercompany payable—PBC, Inc.	1,814
Due to Peter Caloyeras	27,260
Due to stockholders	306,945

Total current liabilities	644,115
STOCKHOLDERS' DEFICIT
Common stock, $100 par value, 20,000 shares authorized, 1,000 shares issued and outstanding	100,000
Accumulated deficit	(332,445)

Total stockholders' deficit	(232,445)

Total liabilities and stockholders' deficit	$411,670

The accompanying notes are an integral part of these financial statements.

ELECTRONIKA, INC.
STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2001

	Amount	%
Sales	$1,230,457	100.00%
Cost of sales	492,183	40.00%

Gross profit	738,274	60.00%
Operating expenses	511,374	41.56%

Income from operations	226,900	18.44%
Other income	11,596	0.94%

Income before discontinued operations	238,496	19.38%
Loss from discontinued operations	(211,980)	-17.23%

Net income	26,516	2.16%
Accumulated deficit, beginning of year	(358,961)	-29.17%

Accumulated deficit, end of year	$(332,445)	-27.02%

The accompanying notes are an integral part of these financial statements.

ELECTRONIKA, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
YEAR ENDED DECEMBER 31, 2001

	Common Stock	Accumulated Earnings (Deficit)	Total Stockholders' Equity (Deficit)
Balance at December 31, 2000	$100,000	$308,920	$408,920
Prior period adjustments	—	(667,881)	(667,881)

Balance at December 31, 2000 as restated	100,000	(358,961)	(258,961)
Net Income	—	26,516	26,516

Balance at December 31, 2001	$100,000	$(332,445)	$(232,445)

The accompanying notes are an integral part of these financial statements.

ELECTRONIKA, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2001

Cash flows from operating activities
Net income	$26,516
Adjustment to reconcile net income to cash used by operating activities:
Prior period adjustments	(64,041)
Decrease in accounts receivable	22,681
Decrease in accounts payable	(63,952)
Decrease in inventory	74,511

Net cash used by operating activities	(4,285)

Cash flows from financing activities
Increase in due from related parties	(264,900)
Increase in due to related parties	37,583
Decrease in due to Peter Caloyeras	(74,700)
Loan proceeds from stockholders	299,001

Net cash used by financing activities	(3,016)

Net decrease in cash and cash equivalents	(7,301)
Cash and cash equivalents, beginning of year	(1,009)

Cash and cash equivalents, end of year	$(8,310)

The accompanying notes are an integral part of these financial statements.

ELECTRONIKA, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

NOTE A—NATURE OF OPERATIONS

        Electronika, Inc., aka Caloyeras, Inc., was incorporated in the State of California on April 27, 1982. The Company's principal business is being the sales representative of electrical and magnetic components used in the aerospace industry. The Company is located in Gardena, California.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting

        The Company prepares its financial statements on the accrual method of accounting, recognizing income when earned and expenses when incurred.

Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

        The Company defines its cash and cash equivalents to include only cash on hand, demand deposits and investments with original maturities of three months or less, with essentially no market risk.

Concentration of credit risk

        The Company's income is derived primarily from sales of certain ballast transformers and other electrical and magnetic components used in commercial aircraft. The Company operates and grants credit to customers throughout the United States. Financial instruments that potentially subject the Company to credit risk include trade receivables.

Accounts receivable

        The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in collection of all receivables. The estimated losses are based on historical collection experience coupled with review of the current status of existing receivables. Allowance for bad debts was $37,531 at December 31, 2001.

Inventories

        The Company has no title to the ballast products sold to its customers. According to the manufacturing agreement with Magnetika West, Inc. (see Note D), Magnetika will manufacture, test, package and deliver the finished ballast products to the Company's customers. The Company has no inventory with respect to non-ballast sales (see Note G).

Compensated absences

        The Company has accrued for vacation pay up to the employees last anniversary date. Compensated absences for sick pay and personal time have not been accrued since they cannot be reasonably estimated.

Revenue recognition

        Revenue from sales is recognized when materials are delivered and accepted by the customer.

Income taxes

        The Company has elected to be treated as a sub-S corporation for tax purposes, which provides that no taxation is charged against the income statement for federal tax purposes. State income tax is calculated at 1.5% of state taxable income with a minimum tax of $800.

NOTE C—FINANCIAL INSTRUMENTS

Cash

        The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation (FDIC), up to $100,000. At December 31, 2001, the Company had cash balance in excess of the amount insured by the FDIC.

Fair value

        The Company has a number of financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 2001, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

NOTE D—COMMITMENTS AND RELATED PARTY TRANSACTIONS

        On August 1, 1998, the Company entered into a manufacturing agreement with Magnetika West, Inc. (Magnetika) in which Magnetika agreed to manufacture, test, package and deliver the Company's ballast products to the customers. The Company agreed to pay Magnetika 40% of the net sales price of the Company's ballast products, exclusive of taxes, duties, discounts, packing and shipping costs. The agreement has an initial term of 3 years and will continue from year-to-year thereafter unless either party terminates the agreement by giving the other party a six months written notice. For the year ended December 31, 2001, payment to Magnetika West, Inc. under this agreement was $492,183 based on total ballast sales of $1,230,457.

NOTE E—MAJOR CUSTOMERS

        During the year ended December 31, 2001, the Company had 6 major customers. Revenue from these customers amounted to $750,299 which accounted for 61% of total ballast sales. Accounts receivable outstanding relating to these ballast sales at December 31, 2001 was $65,725 which amounted to 38% of total receivables.

NOTE F—MAJOR SUPPLIERS

        The Company purchases its entire ballast inventory from one supplier according to the manufacturing agreement between the Company and Magnetika West, Inc (see Note D). For year end 2001, total purchases from Magnetika West, Inc. represent 100% of the Company's ballast purchases.

NOTE G—DISCONTINUED OPERATIONS

        During the year ended December 31, 2001, the Company terminated its non-ballast operations, which included the manufacturing and sales of non-ballast products. Accordingly, the loss from non-ballast operations has been reported separately as discontinued operations in the accompanying financial statements. Loss from discontinued operations consists of non-ballast sales of $305,058 and non-ballast cost of sales of $517,038.

NOTE H—PRIOR PERIOD ADJUSTMENTS

        On January 1, 2001, a charge was made to the retained earnings of the Company to write off the amount of goodwill recorded as a result of the purchase of a division of Magnetika West, Inc. on December 31, 1994. As of January 1, 2001, goodwill and accumulated amortization was $1,006,399 and $402,559, respectively.

        This adjustment decreased retained earnings in the amount of $603,840.

        On January 1, 2001, a charge was also made to the retained earnings of the Company to reverse the recording of the year 2000 Phillipsburg-related closing expenses in year 2001. This adjustment decrease retained earnings as of January 1, 2001 in the amount of $64,041.

NOTE I—SUBSEQUENT EVENT

        Electronika, Inc. has entered into an agreement to be acquired by Torotel, Inc.. As of the date of the audit report, the acquisition by Torotel, Inc. has not been finalized.

QuickLinks

  Item 7. Financial Statements and Exhibits.
SIGNATURE
ELECTRONIKA, INC. INDEX
ELECTRONIKA, INC. INDEX
INDEPENDENT AUDITORS' REPORT